Ariel Fund      Ariel Appreciation Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses of the Ariel Mutual Funds before investing. The current prospectus for the Ariel Mutual Funds contains this and other information about the Funds. Investors may obtain a copy of the current prospectus by calling or writing our distributor. Please read it carefully before investing or sending money. ©August 2005, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601. 800-292-7435.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

The Patient Investor	2

Company Updates	4

Company in Focus	6

Ariel Fund	7

Ariel Appreciation Fund	11

Notes to Schedules of Investments	15

Morningstar Stewardship Grades and Ratings	16

Board of Trustees	17

Turtle Talk

I want to save for my daughter’s education. What would you suggest?

Have you considered a Coverdell Education Savings Account (ESA)? An ESA allows you to invest up to $2,000 each year for your child’s education. Although contributions are not tax deductible, your investments grow tax-free. Withdrawals are also tax-free, as long as they are used for qualified education expenses. Qualified expenses include tuition for grade school, high school or college—as well as books, school supplies and computers. Additionally, anyone can contribute to an ESA for your child, as long as total contributions do not exceed $2,000 per year and the donor meets adjusted gross income requirements (under $95,000 for single tax filers, $190,000 for joint filers).

How can I track my individual account performance in Ariel Mutual Funds?

It’s easy! Simply log on to arielmutualfunds.com and view the personal rate of return for each of your Ariel accounts. Your personalized performance is the rate at which your account has grown since you opened it with Ariel Mutual Funds. We factor in the amount and timing of your purchases, redemptions, exchanges and distributions.

If you have questions about investing, email us at email@arielmutualfunds.com or call an Ariel Investment Specialist at
1-800-292-7435, option 4.

June 30, 2005	SLOW AND STEADY WINS THE RACE

“…instead of succumbing to the latest oil and energy craze, we remain committed to our unique brand of patient investing.”

Dear Fellow Shareholder: For the quarter ending June 30, 2005, the small-to-mid sized companies comprising Ariel Fund rose +1.68%. During the same three month period, the medium-sized companies that make up Ariel Appreciation Fund earned +2.63%. Although these are respectable absolute returns, the Funds’ relative results fell short of their respective benchmarks for the quarter. More specifically, over the last three months, the small and mid-cap companies in the Russell 2500 Value Index jumped +5.33%, while the mid-sized names held by the Russell Midcap Value Index posted a +4.70% return. Given our long-term focus and the sector biases that lead to substantial differences between our portfolios and their benchmarks, both Funds tend to exhibit meaningful performance differences from their benchmarks on a quarter-to-quarter basis.

For the six months ended June 30, 2005, Ariel Fund gained +1.35%, while the Russell 2500 Value Index earned +3.09%. Meanwhile, Ariel Appreciation Fund’s slight loss of -0.13% over the course of the first half of the year trails the gravity-defying Russell Midcap Value Index whose +5.51% return trumps all of the other major market indices and ranks it in the 1st percentile for the six month period as well as the one-, three- and five-year periods according to INDATA. Of course, implicit in these chart topping rankings is the fact that 99% of all active managers have fallen behind the Russell Midcap Value Index in recent years.

Comparative Benchmark Returns (As of June 30, 2005)

	6 months	1 year	3 years (annualized)

Large Cap
(Russell 1000 Value)	1.76%	14.06%	11.00%

Mid Cap
(Russell Midcap Value)	5.51%	21.80%	16.55%

Small Cap
(Russell 2000 Value)	0.90%	14.39%	14.15%

There is little question that the mid-cap benchmark’s exceptional performance continues to defy the odds. As we have noted in recent letters, generally one can expect mid-cap stocks to perform somewhere in between their small and large cap brethren. And yet, as the previous chart shows, not only are mid-cap value stocks leading year-to-date and for the one- and three-year periods, but also as the August 2005 issue of SmartMoney notes, “…over the past 20 years, mid-cap stocks outperformed large and small cap stocks as well as bonds, according to Ibbotson Associates.” This is a meaningful aberration. At some point, the Russell Midcap Value Index will again generate benchmark-like results—which means it will land back in the middle of the pack.

A One-Legged Bull

So far this year, both Ariel Fund’s and Ariel Appreciation Fund’s results have been stifled by the enduring strength of the red-hot energy sector whose boom and bust cycles run counter to our predisposition for consistent and predictable industries. Although oil has been greasing the market’s skids just like it did in 2004, The No Load Fund Investor explains, “The longer-term record of commodities, however, is much less impressive. Despite a decent commodity rally between 1994 and mid-1997, the Dow Jones-AIG Commodity Index fell about 25% overall from the beginning of 1991 all the way through early 1999. Meanwhile, the S&P 500 Index gained more than 350%.” And even though the sector’s returns were substantially less than that of the broad market, the newsletter tracked the Goldman Sachs Commodities Index over the 30-year period ending in 2002 and discovered it was, “…about 40% more volatile than the S&P 500.”

As the following chart clearly indicates, the oil rally is

unquestionably keeping the small and mid-cap benchmarks in the black. Minus its energy related holdings, the Russell Midcap Value Index would have returned just +0.97% for the first half of the year versus its +5.51% actual gain. Moreover, the Russell 2500 Value Index would barely be above water with a +0.37% gain as opposed to its +3.09% return. This may sound like sour grapes, but the reality is that from a broad market perspective, nothing good usually comes from this group’s market dominance. As the July 4, 2005 issue of Barron’s explains, “history has shown that when the energy sector leads, the market sags…” since profits across the other sectors generally decline because of the rising cost of doing business. Not to mention, consumers have less buying power when gas is so pricey.

Russell Indices

Year-to-Date Returns

(12/31/04-06/30/05)

Source: Vestek and Russell

Energy Sectors: Integrated Oils, Other Energy and Utilities

Perhaps it is not surprising that the aforementioned leaves us feeling less than enthusiastic about the possibilities for the market over the course of the next six months. Few would claim that rising interest rates and $60 oil bode well for stocks. An inflated real estate market further dims the picture. And then there is the fact that the bullish readings on so many of the sentiment indicators remind us of an arthritic knee just before rain. Furthermore, as Barron’s notes, “When a market [like the S&P 400 Mid Cap and the S&P 600 Small Cap Indices] makes new highs and less than 20% of the stocks in the index are making new highs, then the sustainability of the rally needs to be questioned.”

As natural competitors, we hate to lose. And yet, instead of succumbing to the latest oil and energy craze, we remain committed to our unique brand of patient investing. During times like this, we take comfort in the words of noted Good to Great author, Jim Collins, who recently told Fortune, “If you look at some of the great decisions in business history, the executives had the discipline to manage for the quarter-century, not the quarter.”

Comings and Goings

Four new names were added to the Ariel Fund portfolio over the last three months. We initiated positions in financial guarantor, Assured Guaranty Ltd. (NYSE: AGO) and human resources outsourcing and consulting firm, Hewitt Associates, Inc. (NYSE: HEW). We also purchased shares of the beleaguered advertising conglomerate, Interpublic Group of Companies, Inc. (NYSE: IPG) based upon our belief that the stock has been severely punished for fixable operational problems that have not diminished its creative output. Lastly, we bought shares of Popular, Inc. (NASDAQ: BPOP), the holding company of Banco Popular which is the largest bank headquartered in Puerto Rico and the biggest Hispanic bank in the U.S. As far as sales, we eliminated our positions in Caesars Entertainment, Inc. and Neiman Marcus Group, Inc. (NYSE: NMGA) on the good news of their respective acquisitions.

For Ariel Appreciation Fund, we also added Popular, Inc. which reflects our enthusiasm for the name. We parted with CenturyTel, Inc. (NYSE: CTL) based on our concerns the company would not be able to achieve our requisite growth rate, as well as SunGard Data Systems Inc. (NYSE: SDS) in anticipation of a rich takeover by a private equity consortium.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

Company Updates

Markel Corporation (NYSE: MKL)

4521 Highwoods Parkway

Glen Allen, VA 23060

800-446-6671

www.markelcorp.com

An international specialty insurance holding company, Markel provides insurance products for niche markets such as children’s camps, medical malpractice, horse mortality and extreme sports. By clearly defining its competencies, the company has developed expertise and significant market knowledge enabling it to tailor specialized coverage for unique risks.

Markel has been negatively impacted by a general industry downturn due to increased competition, declining premiums and rising interest rates. Despite these challenges, we believe the company’s differentiated product offerings position Markel to maintain and successfully grow its client base while insulating it against aggressive price competition. We also are impressed with management’s discipline, specifically, its strict standards for profitability, underwriting integrity and shareholder value. Lastly, over the course of its 75-year history, Markel has developed a track record of superior underwriting results as well as an ability to steer the company through difficult periods. For example, with $80 million in losses last year from hurricanes that ravaged Florida, Markel still achieved strong growth and profitability, including an 8% return on investments and cash.

We have held Markel since 2001 and remain confident in the company’s long-term focus, strong business fundamentals and seasoned leadership. As of June 30, 2005, the company’s stock traded at $339.00, a 16% discount to our private market value estimate of $405 per share.

Black & Decker Corporation (NYSE: BDK)

701 East Joppa Road

Towson, MD 21286

800-544-6986

www.bdk.com

A worldwide leader in power tools and accessories, Black & Decker is also a preferred provider of hardware, home improvement products and technology-based fastening systems. The company boasts an impressive portfolio of brands, including its flagship Black & Decker brand, Price Pfister, Kwikset, Emhart as well as DeWalt, and commands 50% of the U.S. professional power tool market.

Black & Decker has outpaced its rivals through continual product innovations, such as Workmate and Dustbuster;  an impressive distribution network; and the successful integration of acquisitions. Additionally, the company has streamlined its business through a three-year restructuring program, which involved cutting overhead and expenses at its manufacturing operations. Investors rewarded Black & Decker’s efforts to bolster shareholder value by bidding up shares almost 45% between mid-2004 and mid-2005.

Although Black & Decker has exposure to the cyclical home building business, we believe the company’s discipline and strategic focus will shield it from periods of reduced construction activity. An Ariel holding since 2001, we remain confident in the company’s business model and thoughtful management team.

As of June 30, 2005, Black & Decker traded at $89.85 a share, still a value relative to our private market value estimate of $100.

Equifax Inc. (NYSE: EFX)

1550 Peachtree Street, N.W.

Atlanta, GA 30309

800-685-5000

www.equifax.com

Since its founding in 1899, Equifax has established itself as a global leader in consumer and commercial credit information. Well-known for credit reports and its technology safeguards against identify theft, the company also provides customer information management, direct marketing and identity verification services.

Equifax has a number of key competitive advantages.  For example, its proprietary databases contain information on approximately 400 million consumers and businesses worldwide, creating a formidable barrier-to-entry against potential competition. Additionally, with more than a  100-year history of providing credit information, Equifax enjoys long-standing customer relationships and a reputation for excellence and innovation. In fact, Equifax was one of the first companies to export sophisticated U.S. credit analysis techniques and products to international markets.

Over the last 12 months, the company’s stock price has risen more than 40%, due to a combination of strong earnings  and solid growth in credit marketing, personal solutions and mortgage services. Increasing consumer anxiety over identity theft has also benefited Equifax. Additionally, actual costs from the Federal Fair and Accurate Credit Transactions Act (which mandated one free credit report annually to consumers) were less than anticipated, assuaging analysts’ initial concerns of a significant negative impact on the company.

As of June 30, 2005, Equifax traded at $35.71 per share, 19 times our estimate of forward earnings. As the stock nears full value, we have pared back our position.

MBNA Corporation (NYSE: KRB)

1100 North King Street

Wilmington, DE 19884

800-362-6255

www.mbna.com

With nearly 30 million active borrowers and 5,000 affinity partners, MBNA is the largest independent credit card issuer in the world. The company is the clear leader in the affinity segment, maintaining relationships with many  reputable organizations including the American College of Surgeons, the United Negro College Fund, Major League Baseball and Oxford University. By targeting affluent demographics such as alumni networks, MBNA has lower loan loss and account turnover than its competitors.

Recently, MBNA has had to navigate a number of  challenges—specifically, weaker charge volumes due to decreasing promotional offers; the rising popularity of alternative products, such as home equity credit lines; and industry maturation. In January 2005, MBNA provided earnings guidance for the first time in its 23-year history. Ninety days later, it missed those numbers and then lowered its long-term growth rate for the year. As a result, MBNA’s stock price took a hit, tumbling 20% over two days. In our view, the market overreacted, providing us with an excellent opportunity to add to our position.

This decision proved timely. In June, Bank of America announced its purchase of MBNA for $35 billion or $27.50 per share—making the bank the largest credit  card operator in the U.S. with over $140 billion in credit card receivables. The purchase price was in line with our private market value estimate and after holding MBNA for 13 years, we are exiting our position.

Company in Focus

Popular, Inc. (NASDAQ: BPOP)

Popular Center Building

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

787-765-9800

www.popularinc.com

A financial holding company with over $45 billion in assets, Popular, Inc. has operations across Puerto Rico, the United States, the Caribbean and Latin America. The company has a well-diversified revenue stream, providing retail and commercial banking through its main subsidiary, Banco Popular, as well as a variety of other services including brokerage and investment banking; auto and equipment financing; mortgage and consumer lending; and insurance.

Puerto Rican Dominance

With over 192 branches, almost $14 billion in deposits and $13 billion in loans, Popular is Puerto Rico’s leading financial institution and largest bank, boasting a 32%  market share. Additionally, it is considered one of the most technologically advanced banks on the island, with over 500 ATMs, a 24/7 customer contact center and 119,000 online banking clients.

Founded over 100 years ago with a mission to serve the common person, Banco Popular literally translates into bank of the people. The bank benefits from a business model focused on superior customer service and individual client attention. Its relationship focus extends internally as well. In fact, this year, Popular was named by Fortune as one of the “100 Best Companies to Work For,” strong recognition of its commitment to excellence in people and business practices.

North American Expansion

While over 60% of Popular’s business is in Puerto Rico,  the company is expanding into North America to diversify revenue streams. Currently, Popular is the largest Hispanic bank in the U.S. with 136 branches across New York, Southern California, Texas, New Jersey, Florida and Illinois—states with some of the fastest growing Hispanic populations in the country. Popular’s goal is to become a leading bank across all traditional retail and commercial banking segments while leveraging its appeal to the Hispanic community. In our view, the company’s growth strategy is producing impressive results. Last year, Popular experienced double-digit growth in deposits and fee income across North America. Additionally, with its history as a Puerto Rican-owned company along with a Spanish-speaking employee base, Popular has a distinct advantage over mainstream banks that are trying to market to and attract a larger percentage of a rapidly growing Hispanic population.

Compelling Value

Earlier this year, the Puerto Rican government proposed raising taxes on the island’s banks. This proposal, coupled with the announcement of accounting issues by Popular’s local competitors, caused the stock price of all banks on the island to suffer. Despite these challenges, we saw a company with solid business fundamentals selling at a compelling value. As of June 30, 2005, Popular’s stock traded at  $25.19 per share, 14 times our estimate of forward earnings.

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth,  the Fund holds investments for a relatively long period—usually three to five years.  The Fund primarily invests in companies with market capitalizations between  $500 million and $5 billion at the time  of initial purchase.

Composition of Equity Holdings

		Russell
		2500	S&P
	Ariel	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	33.9%	13.3%	13.4%

Financial Services	30.3%	34.7%	21.4%

Health Care	11.7%	4.0%	13.1%

Producer Durables	11.5%	5.9%	4.1%

Material & Processing	6.7%	10.9%	3.4%

Consumer Staples	3.5%	3.0%	7.4%

Technology	2.3%	8.5%	13.6%

Utilities	0.0%	11.1%	7.3%

Other Energy	0.0%	4.0%	2.9%

Autos & Transportation	0.0%	3.7%	2.3%

Other	0.0%	1.1%	5.2%

Integrated Oils	0.0%	0.0%	5.9%

†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	82.6%
Cash & Other	17.4%

Average Annual Total Returns as of June 30, 2005 (assumes reinvestment of dividends and capital gains)*

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	+1.68%	+1.35%	+10.54%	+13.07%	+15.11%	+15.57%	+14.14%
Russell 2500 Value Index	+5.33%	+3.09%	+17.44%	+16.06%	+15.84%	+14.70%	+13.50%
Russell 2500 Index	+4.52%	+1.24%	+12.73%	+14.76%	+7.42%	+12.12%	+12.06%
S&P 500 Index	+1.37%	-0.81%	+6.32%	+8.28%	-2.37%	+9.94%	+11.39%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Ariel fund	Russell 2500 Value Index	S&P 500 Index
12/31/86	10,203.34	9,757.21	9,849.14
12/31/87	11,366.66	9,280.88	10,366.28
12/31/88	15,904.93	11,848.48	12,087.73
12/31/89	19,899.53	13,648.48	15,915.90
12/31/90	16,699.20	11,274.30	15,423.56
12/31/91	22,163.48	15,857.34	20,122.48
12/31/92	24,763.24	19,805.75	21,655.05
12/31/93	26,923.69	23,628.92	23,833.31
12/31/94	25,786.49	23,320.19	24,148.07
12/31/95	30,561.55	30,260.17	33,222.55
12/31/96	37,747.23	36,979.59	40,850.63
12/31/97	51,502.24	49,217.91	54,481.09
12/31/98	56,594.61	48,271.52	70,050.86
12/31/99	53,334.92	48,992.08	84,799.63
12/31/00	68,676.69	59,176.19	77,060.99
12/31/01	78,437.89	64,939.75	67,904.45
12/31/02	74,371.34	58,527.14	52,897.99
12/31/03	95,222.33	84,823.99	68,071.28
12/31/04	116,142.72	103,125.18	75,476.54
06/30/05	117,715.46	106,310.92	74,866.02

Top Ten Holdings

1	Hewitt Associates, Inc.
Global human resources outsourcing and consulting firm

2	Energizer Holdings, Inc.
Consumer battery and razor manufacturer

3	Markel Corp.
Specialty insurance provider

4	IMS Health Inc.
Leading provider of health care data

5	Omnicare, Inc.
Pharmacy services provider to long-term care facilities

6	ARAMARK Corp.
Global provider of outsourcing services

7	IDEX Corp.
Industrial product manufacturer

8	Jones Lang LaSalle Inc.
Real estate services and money management firm

9	HCC Insurance Holdings, Inc.
Global provider of specialized property and casualty insurance

10	Hasbro, Inc.
Prominent toy manufacturer

*       The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2500 Index  measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—82.61%	Cost	Market Value

	Consumer Discretionary & Services—28.04%
3,407,075	American Greetings Corp., Class A	$46,101,113	$90,287,488
5,275,600	ARAMARK Corp., Class B	138,342,923	139,275,840
3,536,208	Bob Evans Farms, Inc. ††	79,068,244	82,464,371
2,165,300	DeVry Inc. *	39,650,934	43,089,470
1,008,224	Fisher Scientific International Inc. *	50,201,847	65,433,738
3,053,200	Harte-Hanks, Inc.	71,147,624	90,771,636
6,138,600	Hasbro, Inc.	99,644,924	127,621,494
6,358,550	Hewitt Associates, Inc., Class A * ††	165,653,852	168,565,160
8,621,100	Interpublic Group of Cos., Inc. *	112,035,590	105,004,998
2,093,200	Journal Register Co. * ††	40,815,228	36,651,932
2,530,400	Lee Enterprises, Inc.	88,206,203	101,443,736
801,200	Matthews International Corp., Class A	17,354,553	31,214,752
4,018,500	Radio One, Inc., Class D *	55,805,787	51,316,245
7,084,600	ServiceMaster Co.	82,551,313	94,933,640
3,269,750	Valassis Communications, Inc. * ††	97,471,899	121,144,237
		1,184,052,034	1,349,218,737
	Consumer Staples—2.85%
2,004,153	J.M. Smucker Co.	79,736,085	94,074,942
1,320,300	McCormick & Co., Inc.	23,972,434	43,147,404
		103,708,519	137,222,346
	Financial Services—25.01%
1,982,100	A.G. Edwards, Inc.	69,247,985	89,491,815
3,724,650	Assured Guaranty Ltd.	76,146,598	87,007,824
2,155,100	Certegy Inc.	72,472,708	82,367,922
1,867,750	Chittenden Corp.	51,551,727	50,802,800
1,519,450	Greater Bay Bancorp	44,185,338	40,067,897
3,392,600	HCC Insurance Holdings, Inc.	96,151,965	128,477,762
3,918,975	Horace Mann Educators Corp. ††	73,247,930	73,755,109
7,364,300	Janus Capital Group Inc.	100,981,477	110,759,072
3,008,900	Jones Lang LaSalle Inc. * ††	64,325,682	133,083,647
457,225	Markel Corp. *	107,996,332	154,999,275
922,100	Popular, Inc.	22,977,135	23,227,699
1,174,900	S&T Bancorp, Inc.	41,591,142	42,413,890
2,518,750	Sky Financial Group, Inc.	70,697,529	70,978,375
3,238,600	Sotheby’s Holdings, Inc., Class A *	39,867,688	44,368,820
3,869,200	Waddell & Reed Financial, Inc.	79,622,976	71,580,200
		1,011,064,212	1,203,382,107
	Health Care—9.65%
6,227,275	IMS Health Inc.	146,757,814	154,249,602
2,566,775	Invacare Corp. ††	94,418,992	113,862,139
3,422,100	Omnicare, Inc.	101,515,481	145,199,703
1,352,150	Sybron Dental Specialties, Inc. *	27,042,164	50,867,883
		369,734,451	464,179,327

June 30, 2005 (Unaudited)

Number of Shares	COMMON STOCKS—82.61% (cont’d)	Cost	Market Value

	Materials & Processing—5.51%
2,923,310	Brady Corp., Class A	$46,030,172	$90,622,610
2,531,350	Energizer Holdings, Inc. *	90,128,405	157,374,029
2,100,300	Interface, Inc., Class A *	13,672,179	16,907,415
		149,830,756	264,904,054
	Producer Durables—9.61%
7,751,900	Andrew Corp. *	77,924,469	98,914,244
3,463,000	Herman Miller, Inc.	73,927,701	106,798,920
3,458,450	IDEX Corp. ††	77,674,783	133,530,754
919,850	Littelfuse, Inc. *	25,606,718	25,617,823
7,043,775	Steelcase Inc., Class A	92,857,958	97,556,284
		347,991,629	462,418,025
	Technology—1.94%
2,510,450	Anixter International Inc. * ††	61,992,329	93,313,426
	Total Common Stocks	3,228,373,930	3,974,638,022

Principal Amount	REPURCHASE AGREEMENTS—18.41%	Cost	Market Value

$885,735,324	State Street Bank and Trust Co., 2.25%, dated 6/30/2005, due 7/1/2005, repurchase price $885,790,682, (collateralized by U.S. Treasury Bonds, 5.25%-8.75%, due 5/15/2016-5/15/2030)	885,735,324	885,735,324
	Total Investments–101.02%	$4,114,109,254	4,860,373,346
	Liabilities less Other Assets–(1.02)%		(48,917,919)
	NET ASSETS–100.00%		$4,811,455,427

*	Non-income producing.
††	Affiliated company (See Note Three).
A category may contain multiple industries as defined by the SEC’s Standard Industry Codes.

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2003	2004	2005	2003	2004	2005	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	8/1/05	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	10.51	5.70	11.00	(0.31)	0.06	0.42	NM	175.2	25.0	555
Littelfuse, Inc.	LFUS	29.24	26.35	40.67	0.70	1.59	1.04	41.8	18.4	28.1	655
Journal Register Co.	JRC	18.77	15.44	20.24	1.18	1.24	1.17	15.9	15.1	16.0	775
Horace Mann Educators Corp.	HMN	19.87	15.86	20.09	(0.06)	1.05	1.71	NM	18.9	11.6	852
Bob Evans Farms, Inc.	BOBE	24.94	19.91	28.54	2.05	1.22	0.84	12.2	20.4	29.7	883
Sotheby’s Holdings, Inc.	BID	15.26	13.47	19.24	(0.24)	0.55	0.72	NM	27.7	21.2	979
S&T Bancorp, Inc.	STBA	40.10	32.70	40.52	1.94	2.03	2.21	20.7	19.8	18.1	1,050
Matthews International Corp.	MATW	38.74	31.36	41.86	1.38	1.75	1.86	28.1	22.1	20.8	1,237
Invacare Corp.	IVC	41.34	37.28	52.32	2.28	2.40	2.35	18.1	17.2	17.6	1,306
Greater Bay Bancorp	GBBK	26.41	22.45	32.51	1.62	1.59	1.53	16.3	16.6	17.3	1,351
Chittenden Corp.	CHZ	29.30	23.85	30.36	1.66	1.63	1.76	17.7	18.0	16.6	1,361
DeVry Inc.	DV	20.03	13.00	24.48	0.79	0.57	0.57	25.4	35.1	35.1	1,410
Radio One, Inc.	ROIAK	13.41	12.30	16.50	0.32	0.40	0.54	41.9	33.5	24.8	1,418
Sybron Dental Specialties, Inc.	SYD	36.39	25.76	39.67	1.55	1.67	1.87	23.5	21.8	19.5	1,458
Anixter International Inc.	AXE	41.35	31.16	42.16	1.24	1.69	2.19	33.3	24.5	18.9	1,561
Waddell & Reed Financial, Inc.	WDR	19.39	16.51	24.46	1.13	1.25	1.14	17.2	15.5	17.0	1,621
Brady Corp.	BRC	33.76	21.00	35.70	0.77	0.89	1.71	43.8	37.9	19.7	1,663
American Greetings Corp.	AM	25.40	22.00	28.16	1.35	1.84	1.66	18.8	13.8	15.3	1,706
Jones Lang LaSalle Inc.	JLL	50.40	28.41	51.51	1.22	2.27	2.55	41.3	22.2	19.8	1,716
Assured Guaranty Ltd.	AGO	23.74	14.90	23.93	1.70	1.87	2.00	14.0	12.7	11.9	1,780
Andrew Corp.	ANDW	11.15	9.30	15.49	0.29	0.49	0.58	38.4	22.8	19.2	1,811
Lee Enterprises, Inc.	LEE	42.81	39.82	48.85	1.79	1.99	2.02	23.9	21.5	21.2	1,942
Valassis Communications, Inc.	VCI	40.02	27.48	40.50	2.03	1.89	2.02	19.7	21.2	19.8	1,999
Certegy Inc.	CEY	34.37	32.35	39.73	1.55	1.71	1.84	22.2	20.1	18.7	2,124
Steelcase Inc.	SCS	14.80	12.21	14.99	(0.01)	0.00	0.42	NM	NM	35.2	2,203
IDEX Corp.	IEX	43.71	29.20	43.98	1.25	1.68	2.03	35.0	26.0	21.5	2,233
Herman Miller, Inc.	MLHR	32.34	21.95	32.58	0.46	0.74	1.17	70.3	43.7	27.6	2,250
Harte-Hanks, Inc.	HHS	27.15	23.56	31.47	0.97	1.11	1.33	28.0	24.5	20.4	2,292
J.M. Smucker Co.	SJM	46.94	41.85	51.65	2.33	2.58	2.78	20.1	18.2	16.9	2,755
HCC Insurance Holdings, Inc.	HCC	27.63	18.35	28.09	1.47	1.58	2.19	18.8	17.5	12.6	2,906
Hewitt Associates, Inc.	HEW	27.72	23.94	32.30	1.06	1.31	1.31	26.2	21.2	21.2	2,997
Sky Financial Group, Inc.	SKYF	28.59	23.20	29.25	1.76	1.77	1.72	16.2	16.2	16.6	3,064
Markel Corp.	MKL	337.60	281.00	373.00	9.56	15.77	24.54	35.3	21.4	13.8	3,322
Janus Capital Group Inc.	JNS	14.65	12.60	16.96	0.87	0.60	0.46	16.8	24.4	31.8	3,323
A.G. Edwards, Inc.	AGE	44.68	31.09	47.00	1.70	2.38	2.84	26.3	18.8	15.7	3,433
Hasbro, Inc.	HAS	21.90	16.90	22.35	0.98	1.08	1.22	22.3	20.3	18.0	3,920
ServiceMaster Co.	SVM	13.56	11.12	13.90	0.54	0.59	0.65	25.1	23.0	20.9	3,947
McCormick & Co., Inc.	MKC	34.02	31.27	39.14	1.41	1.55	1.67	24.1	21.9	20.4	4,554
Energizer Holdings, Inc.	ENR	64.46	37.10	65.15	2.74	3.48	3.94	23.5	18.5	16.4	4,573
Omnicare, Inc.	OCR	47.22	26.29	49.00	2.00	2.34	2.52	23.6	20.2	18.7	4,956
ARAMARK Corp.	RMK	28.00	21.18	28.18	1.29	1.42	2.20	21.7	19.7	12.7	5,125
Interpublic Group of Cos., Inc.	IPG	12.29	10.47	13.80	0.56	(1.27)	0.39	21.9	NM	31.5	5,197
IMS Health Inc.	RX	27.65	20.16	27.75	1.06	1.21	1.37	26.1	22.9	20.2	6,265
Popular, Inc.	BPOP	26.23	22.25	29.00	1.74	1.80	1.93	15.1	14.6	13.6	7,004
Fisher Scientific International Inc.	FSH	66.50	52.74	67.50	2.36	2.99	3.75	28.2	22.2	17.7	7,987

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Radio One estimates are before depreciation and amortization. Energizer, Harte-Hanks and ServiceMaster’s estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of August 1, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and August 1, 2005 stock price. NM=Not Meaningful.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will hold investments for a relatively long period—usually three to five years. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
	Ariel	Midcap	S&P
	Appreciation	Value	500
	Fund†	Index	Index

Consumer Discretionary & Services	40.4%	12.3%	13.4%

Financial Services	36.6%	32.8%	21.4%

Health Care	13.9%	3.3%	13.1%

Producer Durables	3.6%	4.6%	4.1%

Other	3.1%	1.8%	5.2%

Consumer Staples	2.4%	6.6%	7.4%

Utilities	0.0%	15.8%	7.3%

Material & Processing	0.0%	8.1%	3.4%

Technology	0.0%	7.0%	13.6%

Other Energy	0.0%	4.1%	2.9%

Autos & Transportation	0.0%	3.2%	2.3%

Integrated Oils	0.0%	0.5%	5.9%

†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	96.8%
Cash & Other	3.2%

Average Annual Total Returns as of June 30, 2005 (assumes reinvestment of dividends and capital gains)*

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	+2.63%	-0.13%	+8.96%	+9.43%	+12.72%	+15.11%	+12.87%
Russell Midcap Value Index	+4.70%	+5.51%	+21.80%	+16.55%	+14.86%	+14.28%	+13.63%
Russell Midcap Index	+4.18%	+3.92%	+17.12%	+15.86%	+7.34%	+12.90%	+12.95%
S&P 500 Index	+1.37%	-0.81%	+6.32%	+8.28%	-2.37%	+9.94%	+10.61%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

	Ariel Appreciation Fund	Russell MidCap Value Index	S&P 500 Index
12/31/89	10,054.33	10,119.30	10,240.15
12/31/90	9,902.42	8,491.84	9,923.38
12/31/91	13,184.78	11,712.19	12,946.62
12/31/92	14,930.45	14,251.26	13,932.66
12/31/93	16,115.34	16,477.73	15,334.13
12/31/94	14,762.91	16,126.73	15,536.65
12/31/95	18,330.35	21,760.59	21,375.09
12/31/96	22,677.94	26,169.15	26,282.93
12/31/97	31,283.24	35,163.46	35,052.64
12/31/98	37,398.60	36,950.89	45,070.09
12/31/99	35,981.62	36,910.17	54,559.31
12/31/00	42,754.72	43,989.29	49,580.34
12/31/01	49,694.41	45,012.13	43,689.10
12/31/02	44,546.40	40,670.81	34,034.08
12/31/03	58,344.20	56,153.08	43,796.44
12/31/04	65,989.96	69,464.34	48,560.92
06/30/05	65,906.90	73,295.11	48,168.12

Top Ten Holdings

1	Northern Trust Corp.
Preeminent personal and institutional trust company

2	IMS Health Inc.
Leading provider of health care data

3	Accenture Ltd
Leading information and technology consultant

4	Tribune Co.
Premier media company

5	Baxter International Inc.
Diversified health care manufacturer

6	Ambac Financial Group, Inc.
Global financial guarantor

7	YUM! Brands, Inc.
Largest quick service restaurant company

8	Pitney Bowes Inc.
Top manufacturer of mailing equipment

9	MBNA Corp.
Prominent issuer of bank credit cards

10	MBIA Inc.
Leading insurer of municipal bonds

*  The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—96.79%	Cost	Market Value

	Consumer Discretionary & Services—39.12%
6,253,300	Accenture Ltd, Class A *	$113,548,582	$141,762,311
2,514,350	ARAMARK Corp., Class B	61,121,573	66,378,840
1,215,900	Black & Decker Corp.	55,723,413	109,248,615
569,950	Carnival Corp.	11,387,434	31,090,773
3,760,695	Cendant Corp.	47,939,010	84,126,747
1,730,477	Fisher Scientific International Inc. *	65,723,000	112,307,957
2,300,675	Harte-Hanks, Inc.	37,178,018	68,399,068
6,826,000	Interpublic Group of Cos., Inc. *	115,927,105	83,140,680
3,561,800	Mattel, Inc.	63,483,617	65,180,940
967,400	McClatchy Co., Class A	50,064,184	63,306,656
1,070,100	Mohawk Industries, Inc. *	81,502,047	88,283,250
983,300	Omnicom Group Inc.	65,273,794	78,526,338
3,643,695	ServiceMaster Co.	46,325,984	48,825,513
3,916,700	Tribune Co.	167,078,509	137,789,506
2,244,800	YUM! Brands, Inc.	57,467,482	116,909,184
		1,039,743,752	1,295,276,378
	Consumer Staples—2.30%
1,369,472	Clorox Co.	56,690,575	76,306,980

	Financial Services—35.47%
1,691,800	Ambac Financial Group, Inc.	124,753,950	118,019,968
1,022,500	Certegy Inc.	29,636,258	39,079,950
838,122	Dun & Bradstreet Corp. *	21,948,735	51,670,221
2,142,200	Equifax Inc.	47,613,138	76,497,962
1,472,400	Franklin Resources, Inc.	61,488,682	113,345,352
1,303,050	H&R Block, Inc.	65,379,545	76,032,968
4,756,900	Janus Capital Group Inc.	61,434,599	71,543,776
1,917,692	MBIA Inc.	82,868,482	113,738,313
4,428,887	MBNA Corp.	93,404,694	115,859,684
3,294,700	Northern Trust Corp.	124,089,299	150,205,373
633,900	Popular, Inc.	15,793,882	15,967,941
2,414,400	St. Paul Travelers Cos., Inc.	83,482,571	95,441,232
1,202,450	T. Rowe Price Group, Inc.	46,003,539	75,273,370
2,072,093	TD Banknorth Inc.	63,220,015	61,748,371
		921,117,389	1,174,424,481
	Health Care—13.43%
3,644,150	Baxter International Inc.	89,376,873	135,197,965
5,968,960	IMS Health Inc.	106,521,623	147,851,139
2,144,100	Omnicare, Inc.	65,001,553	90,974,163
3,706,800	Schering-Plough Corp.	61,979,062	70,651,608
		322,879,111	444,674,875
	Other—2.97%
1,747,800	Johnson Controls, Inc.	102,824,562	98,453,574

June 30, 2005 (Unaudited)

Number of Shares	COMMON STOCKS—96.79% (cont’d)	Cost	Market Value

	Producer Durables—3.50%
2,660,800	Pitney Bowes Inc.	$100,274,031	$115,877,840

	Total Common Stocks	2,543,529,420	3,205,014,128

Principal Amount	REPURCHASE AGREEMENT—3.60%	Cost	Market Value

$119,383,472	State Street Bank and Trust Co., 2.25%, dated 6/30/2005, due 7/1/2005 repurchase price $119,390,934, (collateralized by U.S. Treasury Bond 3.00%, due 12/31/2006)	119,383,472	119,383,472
	Total Investments–100.39%	$2,662,912,892	3,324,397,600
	Liabilities less Other Assets–(0.39%)		(13,008,194)
	NET ASSETS–100.00%		$3,311,389,406

*	Non-income producing.

A category may contain multiple industries as defined by the SEC’s Standard Industry Codes.

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2003	2004	2005	2003	2004	2005	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	8/1/05	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Certegy Inc.	CEY	34.37	32.35	39.73	1.55	1.71	1.84	22.2	20.1	18.7	2,124
Harte-Hanks, Inc.	HHS	27.15	23.56	31.47	0.97	1.11	1.33	28.0	24.5	20.4	2,292
McClatchy Co.	MNI	65.67	64.33	76.05	3.10	3.37	3.52	21.2	19.5	18.7	3,064
Janus Capital Group Inc.	JNS	14.65	12.60	16.96	0.87	0.60	0.46	16.8	24.4	31.8	3,323
ServiceMaster Co.	SVM	13.56	11.12	13.90	0.54	0.59	0.65	25.1	23.0	20.9	3,947
Dun & Bradstreet Corp.	DNB	64.00	52.33	66.97	2.54	2.98	3.41	25.2	21.5	18.8	4,358
Equifax Inc.	EFX	36.40	23.45	38.07	1.48	1.61	1.77	24.6	22.6	20.6	4,725
Omnicare Inc.	OCR	47.22	26.29	49.00	2.01	2.34	2.52	23.5	20.2	18.7	4,956
ARAMARK Corp.	RMK	28.00	21.18	28.18	1.29	1.42	2.20	21.7	19.7	12.7	5,125
TD Banknorth Inc.	BNK	29.94	24.35	32.35	2.18	2.28	2.56	13.7	13.1	11.7	5,187
Interpublic Group of Cos., Inc.	IPG	12.29	10.47	13.80	0.56	(1.27)	0.39	21.9	NM	31.5	5,197
Mohawk Industries, Inc.	MHK	87.48	70.38	94.72	4.62	5.46	5.78	18.9	16.0	15.1	5,834
IMS Health Inc.	RX	27.65	20.16	27.75	1.03	1.21	1.37	26.8	22.9	20.2	6,265
Popular, Inc.	BPOP	26.23	22.25	29.00	1.74	1.80	1.93	15.1	14.6	13.6	7,004
Black & Decker Corp.	BDK	90.08	65.02	93.71	3.96	5.40	6.66	22.7	16.7	13.5	7,208
Mattel, Inc.	MAT	18.71	15.94	21.64	1.25	1.21	1.25	15.0	15.5	15.0	7,701
Ambac Financial Group, Inc.	ABK	71.38	62.20	84.73	5.54	6.31	6.55	12.9	11.3	10.9	7,729
Fisher Scientific International Inc.	FSH	66.50	52.74	67.50	2.36	2.99	3.75	28.2	22.2	17.7	7,987
MBIA Inc.	MBI	60.16	49.07	65.21	4.80	5.25	5.63	12.5	11.5	10.7	8,146
Clorox Co.	CLX	55.68	48.90	66.04	2.40	2.71	3.03	23.2	20.5	18.4	8,583
T. Rowe Price Group, Inc.	TROW	66.89	44.49	67.78	1.77	2.51	3.07	37.8	26.6	21.8	8,680
H&R Block, Inc.	HRB	56.60	45.13	60.00	2.69	3.22	3.93	21.0	17.6	14.4	9,353
Pitney Bowes Inc.	PBI	44.59	40.74	47.50	2.41	2.54	2.70	18.5	17.6	16.5	10,256
Johnson Controls, Inc.	JCI	57.48	52.57	63.98	3.72	4.21	4.87	15.5	13.7	11.8	11,038
Northern Trust Corp.	NTRS	50.62	38.55	51.55	1.96	2.32	2.59	25.8	21.8	19.5	11,053
Tribune Co.	TRB	36.24	34.53	44.32	2.21	2.24	2.20	16.4	16.2	16.5	11,304
YUM! Brands, Inc.	YUM	51.84	36.44	53.79	2.06	2.36	2.63	25.2	22.0	19.7	14,795
Omnicom Group Inc.	OMC	85.50	66.43	91.48	3.59	3.89	4.36	23.8	22.0	19.6	15,678
Franklin Resources, Inc.	BEN	80.72	47.44	84.72	2.20	3.21	3.98	36.7	25.1	20.3	20,247
Accenture Ltd	ACN	25.00	21.00	27.60	1.05	1.30	1.49	23.8	19.2	16.8	22,301
Cendant Corp.	CD	21.60	18.71	23.05	1.41	1.78	1.41	15.3	12.1	15.3	22,713
Baxter International Inc.	BAX	39.23	29.35	39.88	1.92	1.77	1.95	20.4	22.2	20.1	24,351
St. Paul Travelers Cos., Inc.	STA	44.29	30.23	44.48	2.55	4.20	4.57	17.4	10.5	9.7	29,841
Schering-Plough Corp.	SGP	20.96	16.56	21.59	0.31	0.06	0.40	67.6	NM	52.4	30,944
MBNA Corp.	KRB	25.23	18.28	29.01	1.79	2.06	2.07	14.1	12.2	12.2	31,983
Carnival Corp.	CCL	51.76	42.54	58.98	1.57	2.22	2.72	33.0	23.3	19.0	32,852

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of August 1, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and August 1, 2005 stock price. NM=Not Meaningful.

Notes to Schedules of Investments	June 30, 2005 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund and Ariel Appreciation Fund (the “Funds”) are diversified portfolios of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant policies related to investments of the Funds held at June 30, 2005.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt securities having a maturity over 60 days are valued using bid quotations, as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which  market quotations are not readily available are valued at fair value as determined in good faith by or under  the direction of the Board of Trustees.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with Affiliated Companies

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2005, with affiliated companies.

	Share Activity
	Balance			Balance	Value at
Security Name	September 30, 2004	Purchases	Sales	June 30, 2005	June 30, 2005
Anixter International Inc.	2,510,450	—		2,510,450	$93,313,426
Bob Evans Farms, Inc.	2,208,808	1,327,400	—	3,536,208	82,464,371
Hewitt Associates, Inc., Class A	—	6,358,550	—	6,358,550	168,565,160
Horace Mann Educators Corp.	3,386,175	532,800	—	3,918,975	73,755,109
IDEX Corp.	3,458,450	—	—	3,458,450	133,530,754
Invacare Corp.	2,375,975	190,800	—	2,566,775	113,862,139
Jones Lang LaSalle Inc.	2,445,400	563,500	—	3,008,900	133,083,647
Journal Register Co.	—	2,093,200	—	2,093,200	36,651,932
Valassis Communications, Inc.	3,220,350	49,400	—	3,269,750	121,144,237
					$956,370,775

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Ariel Mutual Funds and receives shareholder service fees accordingly. Horace Mann and its affiliates distribute Fund shares on terms comparable to other distributors and receive shareholder service fees from Ariel Fund and 12b-1 fees from Ariel Distributors, Inc., the Funds’ distributor and principal underwriter.

Morningstar® Stewardship Grades and Ratings

Slow and Steady Makes The Grade

At Ariel, we value excellence in every aspect of our business. As such, we are pleased that Morningstar has undertaken its reporting of Stewardship Grades. As Morningstar describes, this report card goes beyond a typical review of strategy, risk and return offering shareholders another means to evaluate fund companies and their portfolio managers.

As your investment partner, we are pleased to report that both Ariel Fund and Ariel Appreciation Fund received Morningstar’s highest Stewardship Grade. In addition, each Fund earned a rating of excellent for four out of five ratings. Below is a breakdown by category.

Morningstar Stewardship GradeSM  as of 6/30/05

	Overall	Regulatory	Board	Manager		Corporate
	Grade	Issues	Quality	Incentives	Fees	Culture
Ariel Fund	A	Excellent	Excellent	Excellent	Fair	Excellent
Ariel Appreciation Fund	A	Excellent	Excellent	Excellent	Fair	Excellent

The Stewardship Grade is determined using some quantitative measures, but is primarily based on qualitative information gathered by Morningstar fund analysts. Each fund is assigned a letter grade from A (best) to F (worst). All funds are graded on an absolute basis. Morningstar analysts’ evaluation of the following five components determines the grade for each fund: Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Each  component is worth a maximum of 2 points, for a total, overall score of 10 possible points. Points for each component are awarded in increments as small as 0.5. With the exception of Regulatory Issues, the minimum score a fund can receive in each component is zero. For Regulatory Issues, the lowest possible score is -2. Each component score corresponds to one of the following qualitative terms: Excellent = 2 points; Good = 1.5 points; Fair = 1 point;  Poor = 0.5 points; Very Poor = 0 points or fewer. The overall Stewardship Grade is based on the sum of the five component scores: A: 9 - 10 points;  B: 7 - 8.5 points; C: 5 - 6.5 points; D: 3 - 4.5 points; F: 2.5 points or fewer. Morningstar does not guarantee the accuracy of this information.

Slow and Steady Brings Out The Stars

We also  are pleased to report that both Ariel Fund and Ariel Appreciation Fund received 4-Star Overall Morningstar Ratings™ for the quarter ended June 30, 2005.

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings. Ariel Fund was rated three stars among 218, four stars among 157 and five stars among 42 domestic small value funds for the three-, five- and ten-year periods ended 6/30/05, respectively. Ariel Appreciation Fund was rated two stars among 305, four stars among 196 and five stars among 74 domestic mid-cap blend funds for the three-, five- and ten-year periods ended 6/30/05, respectively.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Morningstar does not guarantee the accuracy of this information.

Ariel Fund

   * * * *

Overall Morningstar Rating as of 6/30/05

(out of 218 domestic small value funds)

Ariel Appreciation Fund

   * * * *

Overall Morningstar Rating as of 6/30/05

(out of 305 domestic mid-cap blend funds)

Board of Trustees

Bert N. Mitchell, CPA (Independent Chairman)

Bert is Chairman and CEO of Mitchell & Titus, LLP, the nation’s largest minority-owned accounting firm. He holds BBA, MBA and Honorary Doctorate degrees from the Baruch College of the City University of New York. Bert  is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ’s Wholesale Club, Inc.

Mario L. Baeza, Esq.

Mario is Chairman and CEO of The Baeza Group, LLC  and Baeza & Co., LLC, an investment firm specializing in  private equities aimed at the U.S. Hispanic market and hedge funds anchored in global macro strategies. He is also the Chairman of TCW/Latin America Partners, LLC, a private equity capital firm. Mario received a BA from Cornell University and a JD from Harvard Law School. He serves  on the board of Air Products and Chemicals, Inc., Tommy Hilfiger Corp. as well as various nonprofit organizations.

James W. Compton

Jim serves as President and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He holds a BA from Morehouse College. Jim is actively involved in local civic organizations and also serves on the board of directors of Seaway National Bank of Chicago.

William C. Dietrich, CPA

Bill serves as Co-Executive Director and a senior faculty member of the Shalem Institute for Spiritual Formation,  an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a BS from Georgetown University.

Royce N. Flippin, Jr.

Royce is President of Flippin Associates, a consulting firm for the public and private sectors. Formerly, he was director of athletics at Princeton University and director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his AB from Princeton University and an MBA from Harvard Business School. Royce is on the board of EVCI Career Colleges Holding Corp. as well as  several nonprofit institutions.

John G. Guffey, Jr.

John is the President of Aurora Press, Inc., a publisher of trade paperback books. Formerly, John served as Director and Treasurer of Silby Guffey & Co., Inc., a venture capital firm. He earned a BS from the University of Pennsylvania’s Wharton School. John holds directorships with various nonprofit organizations. He is also a founder of Calvert Group, Ltd and a trustee of various Calvert mutual funds.

Mellody Hobson

As President of Ariel Capital Management, LLC, Mellody is responsible for firmwide management and strategic planning. She received an AB from Princeton University’s Woodrow Wilson School. She is a board member of DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc. and Starbucks Corporation. She also serves as a director of a number of local and national civic institutions. Additionally, Mellody is a regular financial contributor for ABC’s Good Morning America and World News Tonight.

Christopher G. Kennedy

Chris is President of Merchandise Mart Properties, Inc. which manages many prime properties including The Merchandise Mart in Chicago. He is also the Executive Officer of Vornado Realty Trust, a publicly traded real estate investment trust.  Chris earned his BA from Boston College and his MBA at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards, including Interface, Inc.

Merrillyn J. Kosier

Merrillyn serves as Executive Vice President and Director  of Mutual Fund Marketing and Investor Services at Ariel Capital Management, LLC. She spearheads public relations, advertising, branding and shareholder communications for the Funds. Merrillyn earned a BBA in Marketing from Andrews University and an MBA from Loyola University, where she serves on the advisory board for the School of Business Administration. Additionally, she is the Vice Chairman of the Mutual Fund Education Alliance.

John W. Rogers, Jr.

John is the Founder, Chairman and CEO of Ariel Capital Management, LLC. As the firm’s Chief Investment Officer, he manages Ariel’s small and mid-cap portfolios. John received an AB in Economics from Princeton University. He serves on the boards of Aon Corp., Bally Total Fitness Holding Corp., Exelon Corp. and McDonald’s Corp. John is also actively involved in various local and national nonprofit organizations.

Slow and Steady Wins the Race

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

arielmutualfunds.com

TPI 08/05